Exhibit 99.1

System1, Inc.
Unaudited Statements of Operations
(in thousands)

	QTD 30-Jun-26	QTD 31-Mar-26	QTD 31-Dec-25	QTD 30-Sep-25	QTD 30-Jun-25	QTD 31-Mar-25	QTD 31-Dec-24	QTD 30-Sep-24	QTD 30-Jun-24	QTD 31-Mar-24
Revenue	30,201	37,234	51,940	61,561	78,116	74,513	75,594	88,832	94,581	84,917
Operating cost and expenses:										
Cost of revenues	5,927	13,860	30,626	38,818	50,213	46,077	43,777	63,999	68,507	66,319
Salaries, commissions, and benefits	17,113	20,800	20,108	21,354	26,297	24,988	25,915	29,177	33,937	24,483
Selling, general, and administrative	14,540	16,789	18,651	16,953	17,510	16,574	17,806	17,472	21,223	19,911
Impairment of Goodwill and other long lived assets	911	36,822	-	-	-	-	-	-	-	-
Total operating costs and expenses	38,492	88,271	69,385	77,125	94,020	87,639	87,498	110,648	123,667	110,712
Operating income	(8,291)	(51,037)	(17,445)	(15,565)	(15,904)	(13,127)	(11,903)	(21,816)	(29,086)	(25,795)
Loss (gain) on fair value of warrants	-	-	(304)	(71)	68	32	(915)	281	(1,501)	(251)
Loss on extinguishment of related-party debt	-	-	-	-	-	-	-	-	(433)	(19,676)
Realized tax benefit	-	-	(5,253)							
Interest expense	7,116	6,628	6,304	7,052	7,116	7,085	7,764	7,957	7,871	7,970
Income (loss) from continuing operations before income tax	(15,407)	(57,666)	(18,191)	(22,547)	(23,087)	(20,244)	(18,752)	(30,054)	(35,023)	(13,839)
Income tax expense	(75)	(75)	(398)	(543)	(1,547)	(387)	(729)	585	(178)	(48)
Net income (loss) from continuing operations	(15,332)	(57,591)	(17,793)	(22,004)	(21,540)	(19,857)	(18,023)	(30,639)	(34,845)	(13,791)
Net Income (Loss) Attributable to Noncontrolling Interest	(2,733)	(10,524)	(4,309)	(3,487)	(4,079)	(3,973)	(3,862)	(7,037)	(8,472)	(3,254)
Net income	(12,599)	(47,067)	(13,484)	(18,517)	(17,461)	(15,884)	(14,161)	(23,602)	(26,373)	(10,537)
Depreciation and amortization expense in Cost of revenues and Selling, general, and administrative:										
Cost of Revenues - D&A	1,223	4,909	13,557	13,343	13,091	13,050	12,884	12,828	12,709	12,620
SG&A - D&A	5,573	7,237	7,473	7,446	7,475	7,427	7,348	7,300	7,234	7,183
Total Depreciation & Amortization	**6,795**	**12,146**	**21,030**	**20,789**	**20,566**	**20,477**	**20,232**	**20,128**	**19,943**	**19,804**

	YTD 30-Jun-26	YTD 31-Dec-25	YTD 30-Sep-25	YTD 30-Jun-25	YTD 31-Dec-24	YTD 30-Sep-24	YTD 30-Jun-24
Revenue	67,434	266,129	214,189	152,628	343,925	268,330	179,498
Operating cost and expenses:							
Cost of revenues	19,786	165,734	135,108	96,290	242,602	198,825	134,826
Salaries, commissions, and benefits	37,913	92,747	72,639	51,285	113,512	87,597	58,420
Selling, general, and administrative	31,330	69,688	51,038	34,085	76,411	58,606	41,134
Impairment of Goodwill and other long lived assets	37,733	-	-	-	-	-	-
Total operating costs and expenses	126,762	328,169	258,785	181,659	432,525	345,028	234,379
Operating income	(59,328)	(62,040)	(44,596)	(29,031)	(88,601)	(76,698)	(54,881)
Loss (gain) on fair value of warrants	-	(275)	29	100	(2,386)	(1,471)	(1,752)
Loss on extinguishment of related-party debt	-	-	-	-	(20,109)	(20,109)	(20,109)
Realized tax benefit	-	(5,253)	-	-	-	-	-
Interest expense	13,744	27,557	21,253	14,201	31,562	23,799	15,841
Income (loss) from continuing operations before income tax	(73,072)	(84,069)	(65,878)	(43,331)	(97,668)	(78,916)	(48,862)
Income tax expense	(150)	(2,875)	(2,477)	(1,934)	(370)	359	(226)
Net income (loss) from continuing operations	(72,923)	(81,193)	(63,400)	(41,397)	(97,298)	(79,275)	(48,636)
Net Income (Loss) Attributable to Noncontrolling Interest	(13,257)	(15,848)	(11,539)	(8,052)	(22,625)	(18,763)	(11,726)
Net income	(59,666)	(65,345)	(51,861)	(33,345)	(74,673)	(60,512)	(36,910)
Depreciation and amortization expense in Cost of revenues and Selling, general, and administrative:							
Cost of Revenues - D&A	6,131	53,041	39,484	26,141	51,041	38,157	25,329
SG&A - D&A	12,810	29,821	22,348	14,902	29,065	21,717	14,418
Total Depreciation & Amortization	**18,941**	**82,862**	**61,832**	**41,042**	**80,107**	**59,875**	**39,747**

Exhibit 99.1

System1, Inc
Non-GAAP Financials
(in thousands)

	QTD 30-Jun-26	QTD 31-Mar-26	QTD 31-Dec-25	QTD 30-Sep-25	QTD 30-Jun-25	QTD 31-Mar-25	QTD 31-Dec-24	QTD 30-Sep-24	QTD 30-Jun-24	QTD 31-Mar-24
Net income (loss) from continuing operations	**$ (15,332)**	**$ (57,591)**	**$ (17,793)**	**$ (22,004)**	**$ (21,540)**	**$ (19,857)**	**$ (18,023)**	**$ (30,639)**	**$ (34,845)**	**$ (13,791)**
Income tax expense	(75)	(75)	(398)	(543)	(1,547)	(387)	(729)	585	(178)	(48)
Interest expense	7,116	6,628	6,304	7,052	7,116	7,085	7,764	7,957	7,871	7,970
Depreciation & amortization	6,795	12,146	21,030	20,789	20,566	20,477	20,232	20,128	19,943	19,804
Impairment of Goodwill and other long lived assets	911	36,822	-	-	-	-	-	-	-	-
Other income/expense (1)	(49)	(196)	86	(209)	246	(39)	(111)	127	(36)	(97)
Stock-based compensation and distributions to Members (2)	1,355	1,264	1,286	2,833	4,542	2,651	4,567	3,783	3,442	3,971
Revaluation of non-cash warrant liability	-	-	(304)	(71)	68	32	(915)	281	(1,501)	(251)
Loss on Extinguishment of related-party debt	-	-	-	-	-	-	-	-	(433)	(19,676)
Realized tax receivable agreement	-	-	(5,253)	-	-	-	-	-	-	-
Costs related to acquisitions/business combinations	-	225	1,384	955	715	1,034	3,028	7,441	11,854	2,244
Other costs, including restructuring and legal settlements	1,215	3,492	1,828	1,079	1,557	1,091	2,067	683	3,810	297
Adjusted EBITDA	**$ 1,937**	**$ 2,716**	**$ 8,170**	**$ 9,882**	**$ 11,722**	**$ 12,085**	**$ 17,880**	**$ 10,346**	**$ 9,927**	**$ 423**

	YTD 30-Jun-26	YTD 31-Dec-25	YTD 30-Sep-25	YTD 30-Jun-25	YTD 31-Dec-24	YTD 30-Sep-24	YTD 30-Jun-24
Net income (loss) from continuing operations	**$ (72,923)**	**$ (81,193)**	**$ (63,401)**	**$ (41,397)**	**$ (97,298)**	**$ (79,275)**	**$ (48,636)**
Income tax expense	(150)	(2,875)	(2,477)	(1,934)	(370)	359	(226)
Interest expense	13,744	27,557	21,253	14,201	31,562	23,799	15,841
Depreciation & amortization	18,941	82,862	61,832	41,042	80,107	59,875	39,747
Impairment of Goodwill and other long lived assets	37,733						
Other income/expense (1)	(245)	84	(2)	207	(117)	(6)	(133)
Stock-based compensation and distributions to Members (2)	2,619	11,312	10,025	7,193	15,763	11,197	7,413
Revaluation of non-cash warrant liability	-	(275)	29	100	(2,386)	(1,471)	(1,752)
Loss on Extinguishment of related-party debt	-	-	-	-	(20,109)	(20,109)	(20,109)
Realized tax receivable agreement	-	(5,253)	-	-	-	-	-
Costs related to acquisitions/business combinations	225	4,087	2,704	1,749	24,567	21,539	14,098
Other costs, including restructuring and legal settlements	4,707	5,554	3,727	2,648	6,857	4,790	4,107
Adjusted EBITDA	**$ 4,653**	**$ 41,859**	**$ 33,689**	**$ 23,807**	**$ 38,577**	**$ 20,697**	**$ 10,350**

(1) Non-cash adjustments related to foreign exchange and asset disposals
(2) Comprised of distributions to equity holders and non-cash stock-based compensation

Exhibit 99.1

Non-Financial Metrics
(In thousands except ratios)

	QTD 30-Jun-26	QTD 31-Mar-26	QTD 31-Dec-25	QTD 30-Sep-25	QTD 30-Jun-25	QTD 31-Mar-25	QTD 31-Dec-24	QTD 30-Sep-24	QTD 30-Jun-24	QTD 31-Mar-24	QTD 31-Dec-23
Marketing											
Marketing Revenue	$ 10,724	$ 18,391	$ 27,432	$ 39,064	$ 54,143	$ 52,250	$ 48,520	$ 68,083	$ 76,654	$ 70,131	$ 79,204
Owned & Operated Marketing Revenue	$ 1,579	$ 6,836	$ 17,167	$ 25,730	$ 36,314	$ 35,658	$ 37,631	$ 50,049	$ 59,470	$ 54,243	$ 62,506
Partner Marketing Revenue	$ 9,145	$ 11,555	$ 10,265	$ 13,334	$ 17,828	$ 16,592	$ 10,889	$ 18,035	$ 17,184	$ 15,888	$ 16,698
Active Marketing Partners (1)	59	56	70	108	133	149	179	165	164	146	149
Revenue per Active Marketing Partner (2)	**$ 155**	**$ 206**	**$ 147**	**$ 123**	**$ 134**	**$ 111**	**$ 61**	**$ 109**	**$ 105**	**$ 109**	**$ 112**
Products											
Revenue	$ 19,477	$ 18,843	$ 24,508	$ 22,496	$ 23,973	$ 22,263	$ 27,074	$ 20,749	$ 17,927	$ 14,787	$ 16,916
Sessions (3)	686,860	653,681	590,316	584,651	522,452	475,741	520,015	473,428	464,929	435,850	405,872
RPS (4)	**$0.03**	**$0.03**	**$0.04**	**$0.04**	**$0.05**	**$0.05**	**$0.05**	**$0.04**	**$0.04**	**$0.03**	**$0.04**

	YTD 30-Jun-26	YTD 31-Dec-25	YTD 30-Sep-25	YTD 30-Jun-25	YTD 31-Dec-24	YTD 30-Sep-24	YTD 30-Jun-24
Marketing							
Marketing Revenue	$ 29,114	$ 172,889	$ 145,457	$ 106,392	$ 263,388	$ 214,868	$ 146,785
Owned & Operated Marketing Revenue	$ 8,415	$ 114,869	$ 97,702	$ 71,972	$ 201,393	$ 163,762	$ 113,713
Partner Marketing Revenue	$ 20,699	$ 58,019	$ 47,754	$ 34,420	$ 61,995	$ 51,106	$ 33,072
Active Marketing Partners (1)	65	125	144	156	164	157	157
Revenue per Active Marketing Partner (2)	**$ 321**	**$ 466**	**$ 333**	**$ 221**	**$ 378**	**$ 326**	**$ 211**
Products							
Revenue	$ 38,320	$ 93,241	$ 68,732	$ 46,236	$ 80,536	$ 53,462	$ 32,713
Sessions (3)	1,340,541	2,173,160	1,582,844	998,193	1,894,221	1,374,206	900,779
RPS (4)	**$0.03**	**$0.04**	**$0.04**	**$0.05**	**$0.04**	**$0.04**	**$0.04**

(1) Active Marketing Partners are partners who monetize user traffic on our platform and generate at least $5,000 in revenue per quarter. Averages are used for YTD metrics

(2) Revenue per Active Marketing Partner is Revenue from Marketing Partners divided by Active Marketing Partners.

(3) Sessions are the total number of monetizable user visits to Products websites

(4) RPS is Revenue divided by Sessions